Execution Version

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SHUMATE INDUSTRIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED. A COPY OF THE WARRANT IS AVAILABLE AT THE OFFICES OF THE COMPANY.

Right to Purchase 2,443,269 shares of Common Stock of Shumate Industries, Inc. (subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. 2008-A-002	Houston, Texas
Issue Date: October 14, 2008

SHUMATE INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, Intervale Capital, LLC, a Delaware limited liability company, or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after October 14, 2008 (“Issue Date”) until 5:00 p.m., Houston, Texas time, on the fifth anniversary of the Issue Date (the “Expiration Date”), up to 2,443,269 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at a per share purchase price of $0.25. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price.” The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term “Company” shall include Shumate Industries, Inc. and any Person that shall succeed to or assume the obligations of Shumate Industries, Inc. hereunder.

(b) The term “Common Stock” includes (i) the Company’s Common Stock, $0.001 par value per share, and (ii) any other securities into which or for which any of the securities described in clause (i) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, reclassification, merger, sale of assets or otherwise.

(c) The term “Person” shall include an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or any federal, state, county or municipal governmental or quasi-governmental agency, department, commission, board, bureau, instrumentality or similar entity, foreign or domestic, having jurisdiction over either the Company or any Holder.

(d) The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other Person (i) that the Holder at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, and (ii) that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to the terms hereof.

(e) The term “Warrant Shares” shall mean the shares of Common Stock or Other Securities issued or issuable upon exercise of this Warrant, in each case as such number may be adjusted from time to time pursuant to the terms hereof.

(f) The term “2008 Warrants” shall mean this Warrant and other Common Stock Purchase Warrants in substantially the form hereof, and any Warrants issued in exchange or substitution therefor or in replacement thereof.

1. Exercise of Warrant.

1.1 Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of Section 1.2 or upon exercise of this Warrant in part in accordance with Section 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 2.

1.2 Full Exercise. Subject to Section 1.8, this Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and surrender of the original Warrant within four (4) business days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, by wire transfer, by certified or official bank check payable to the order of the Company, or by cancellation of Warrant Shares, with any such Warrant Shares so surrendered being credited against such payment in an amount equal to the Fair Market Value thereof on the date of such surrender, or by any combination of any of the foregoing methods, in the amount obtained by multiplying (a) the number of shares of Common Stock for which this Warrant is then exercisable (without giving effect to any adjustments thereof) by (b) the Purchase Price then in effect.

1.3 Partial Exercise. Subject to Section 1.8, this Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner, including payment, provided in Section 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. Upon any such partial exercise, the Company, at its sole expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, dated the date hereof, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, for the whole number of shares of Common Stock for which such Warrant may still be exercised.

1.4 Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(a) If the Company’s Common Stock is traded on an exchange or is quoted on an automated quotation system, then the closing or last sale price, respectively, reported for the last trading day immediately preceding the Determination Date;

(b) If the Company’s Common Stock is not traded on an exchange or quoted on an automated quotation system, but is traded in the over-the-counter market, then the average of the closing sales prices reported for the last three trading days immediately preceding the Determination Date;

(c) Except as provided in clause (d) below, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree, without premium for control and without discount for minority interests, illiquidity or restrictions on transfer, or in the absence of such an agreement within fifteen (15) days of the Determination Date, then by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided and without premium for control and without discount for minority interests, illiquidity or restrictions on transfer; or

(d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s Certificate of Incorporation, as amended (the “Charter”), then all amounts to be payable per share to holders of the Common Stock pursuant to the Charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the Charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the 2008 Warrants are outstanding at the Determination Date.

1.5 Company Acknowledgment. The Company will, at the time of each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.6 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Section 2.3 or 2.4, such bank or trust company shall have all the powers and duties of a Warrant Agent (as hereinafter defined) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

1.7 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Notwithstanding the foregoing, the Holder may, upon written notice delivered to the Company concurrently with the surrender of this Warrant for exercise as provided in Section 1, elect that the exercise of all or any portion of this Warrant be conditioned upon the consummation of any transaction or event, in which case (a) such exercise shall not be deemed to be effective unless and until the consummation of such transaction or event occurs and (b) such exercise may be revoked by the Holder at any time prior to the consummation of such transaction or event. If such transaction or event is not consummated or is so revoked, the Company shall promptly return the surrendered Warrant to such Holder, unless otherwise instructed by such Holder. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within four (4) business days thereafter, the Company at its sole expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, (i) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise and (ii) in case such exercise is in part only, a new Warrant or Warrants as set forth in Section 1.3.

1.8 Cashless Exercise. If at any time after April 14, 2008, the Warrant Shares cannot be sold without restriction pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), with a current prospectus available, in lieu of exercising this Warrant in the manner set forth in Section 1.2 or 1.3 above, then the Warrant may be exercised by surrender of the Warrant without payment of any other consideration, commission or remuneration and by delivery of an original or facsimile copy of the form of cashless exercise subscription attached as Exhibit B hereto (the “Cashless Exercise Subscription Form”) duly executed by such Holder. The Holder shall be entitled to receive the number of Warrant Shares equal to the quotient determined by dividing [(A-B) x C] by A, where:

A = the Fair Market Value of one share of Common Stock on the date of receipt of the Cashless Exercise Subscription Form;

B = the Purchase Price per share then in effect; and

C = The number of Warrant Shares issuable upon such exercise of the Warrant, or part thereof, had the Warrant been exercised with a cash payment.

2. Adjustment of Warrant Shares Issuable Upon Exercise.

2.1 General; Number of Warrant Shares. The number of Warrant Shares that the Holder shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of Warrant Shares that would otherwise (but for the provisions of this Section 2) be issuable upon such exercise, as designated by the Holder pursuant to Section 1, by a fraction (a) the numerator of which is the Purchase Price and (b) the denominator of which is the Purchase Price in effect on the date of such exercise.

2.2 Reorganization, Consolidation, Merger, etc.

(a) In case at any time or from time to time, the Company shall (i) effect a reorganization or reclassification of the Warrant Shares or its Common Stock, (ii) consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, (iii) permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Warrant Shares or the Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (iv) transfer all or substantially all of its properties or assets to any other Person, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such transaction, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation, the greatest amount of stock and other securities and property (including cash) to which such Holder would have been entitled as an equity holder upon such consummation if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in this Section 2.

(b) In case at any time within 180 days after the Issue Date, the Company shall issue (i) shares of Common Stock at a purchase price less than the Purchase Price or (ii) securities that are convertible, exercisable or exchangeable for shares of Common Stock (except in connection with (A) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock pursuant to a Company employee benefit plan in effect as of the Issue Date, (B) as a result of the exercise of any option, warrant, or other right to acquire shares of Common Stock existing or outstanding as of the Issue Date, (C) as the result of the conversion or exchange of any securities outstanding as of the Issue Date that are convertible or exchangeable into shares of Common Stock, or (C) as a result of the exercise of this Warrant (collectively, the “Excepted Issuances”), for a price or value less than the Purchase Price (such shares of Common Stock and, together with such shares of Common Stock into which such securities are convertible, exercisable or exchangeable, the “Additional Shares”), the number of Warrant Shares that the Holder shall be entitled to receive upon the exercise hereof shall automatically and without any further action be increased by the product of the Additional Shares multiplied by 9.99% and the Purchase Price for such additional Warrant Shares shall be the Purchase Price in effect on the date of such issuance.

2.3 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense (a) appoint a bank or trust company (a “Trustee”) having its principal office in Houston, TX and otherwise reasonably satisfactory to the Holder, as trustee for the Holder of the Warrants, pursuant to documentation reasonably satisfactory to the Holder and (b) deliver or cause to be delivered to such Trustee the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 2.

2.4 Continuation of Terms. Upon any reorganization, reclassification, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 2, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property (including cash, where applicable) receivable upon the exercise of this Warrant after the consummation of such reorganization, reclassification, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant. In the event (a) this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 2, or (b) the Holders do not receive an opinion of counsel for any Person (other than the Company) that may be required to deliver any Other Securities and property receivable upon the exercise of this Warrant as provided herein, which opinion of counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property that such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant thereto, then the Company shall appoint a Trustee in accordance with Section 2.3 and deliver to such Trustee all of the Company’s securities and property (including cash, where applicable) receivable by the Holder of the Warrants as contemplated by this Section 2.

2.5 Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) subdivide (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares of Common Stock or pays a dividend or makes a distribution to holders of the shares of Common Stock in the form of additional shares of Common Stock, or (b) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 2.

3. Other Dilutive Events. If any event shall occur as to which the provisions of Section 2 is not strictly applicable but with respect to which the failure to make any adjustment would not fairly protect the Holders or fairly preserve and give effect to the anti-dilution rights represented by this Warrant in accordance with its essential intent and principles, then, in each such case, the Company shall promptly adjust (the “Company Dilutive Adjustment”), on a basis consistent with the essential intent and principles established in Section 2, the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants to the extent necessary to preserve, without dilution, the rights represented by this Warrant. If the Holder shall object to the adjustment or the facts upon which such adjustment is based, the Holder shall prepare a calculation of what it believes to be the proper adjustment (the “Holder Dilutive Adjustment”) and submit such calculation to the Company; provided, that, the Company Dilutive Adjustment shall remain in effect regardless of any dispute by the Holder of such adjustment. If the Company and the Holder cannot agree upon a final adjustment within ten (10) days after the Company’s receipt of such notice, the difference between the Company Dilutive Adjustment, as such adjustment was readjusted in writing and delivered to the Holder prior to the initiation by written demand of arbitration hereby (the “Adjusted Company Dilutive Adjustment”), and the Holder Dilutive Adjustment, as such adjustment was readjusted in writing and delivered to the Company prior to the initiation by written demand of arbitration hereby (the “Adjusted Holder Dilutive Adjustment”), shall be settled finally, completely and conclusively by binding arbitration in Houston, Harris County, Texas by a single arbitrator, to be selected from a panel of persons qualified by education and training to pass on the matter to be decided, in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Arbitration shall be initiated by written demand by the party seeking arbitration. This agreement to arbitrate shall be specifically enforceable only in the District Court of Harris County, Texas. A decision of the arbitrator (the “Arbitrated Dilutive Adjustment”) shall be final, conclusive, and binding on all parties, and judgment may be entered thereon in the District Court of Harris County, Texas, to enforce such decision and the benefits thereof. Any costs and expenses related to such arbitration and required to be paid prior to the delivery of the arbitrator’s decision (the “Initial Arbitration Costs”) shall initially be paid by the party commencing arbitration. All costs and expenses related to such arbitration shall ultimately be paid by the party whose adjusted dilutive adjustment referenced above was further from the Arbitrated Dilutive Adjustment and such party shall, if necessary, promptly reimburse the other party for the Initial Arbitration Costs paid by such other party.

4. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company, at its sole expense, will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment and, upon written request of a Holder, cause independent certified public accountants (which may be the regular auditors of the Company) selected by the Company to verify such computation (other than any computation of the Fair Market Value, which shall be determined in accordance with the definition thereof), in each case, in accordance with the terms of the Warrant, and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant. The Company will also keep copies of all such reports at its chief executive office and will cause the same to be available for inspection, upon reasonable notice to the Company, at such office during normal business hours by any Holder or any prospective purchaser of this Warrant designated by the Holder.

5. No Dilution or Impairment. The Company shall not, by amendment of its Charter or through any consolidation, merger, reorganization, reclassification, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue the Warrant Shares upon exercise of this Warrant and (b) will not take any action that results in any adjustment of the Purchase Price if the total number of Warrant Shares issuable upon exercise of the Warrant after such action would exceed the total number of shares of Common Stock (or Other Securities, if applicable) then authorized by its Charter and available for the purpose of issuance upon such exercise.

6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. All Warrant Shares issuable upon exercise of this Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable, with no liability on the part of the Holders thereof.

7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit C attached hereto (the “Transferor Endorsement Form”), the Company, at its sole expense, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, dated the date hereof, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

8. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant by any Person other than the Holder, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of this Warrant for cancellation, the Company at its sole expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

9. Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in the Registration Rights Agreement dated as of October 14, 2008, (the “Registration Rights Agreement”), between the Company and Holder. The terms of the Registration Rights Agreement are incorporated herein by this reference.

10. Restrictions on Transfer. The Holder of this Warrant, by acceptance thereof, agrees that, this Warrant and the Warrant Shares issuable upon the exercise hereof have not been registered under the Act, or any state securities laws. This Warrant and the Warrant Shares issuable upon exercise hereof, may not be sold, offered for sale, pledged, transferred, hypothecated or otherwise disposed of in the absence of an effective registration statement under or exemption from the Act and all applicable state securities laws. Such Holder agrees that, upon the failure of the Holder to comply with this Section 10, the Company may issue instructions to its transfer agent to place, or may itself place, a “stop order” on transfers with respect to the Warrant and Warrant Shares. The certificates evidencing the Warrant and Warrant Shares which will be delivered to such Holder by the Company shall bear substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SHUMATE INDUSTRIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Each Holder of this Warrant and the Warrant Shares, at the time all or a portion of such Warrant or Warrant Share is transferred or exercised, as applicable, agrees to make such written representations to the Company as counsel for the Company may reasonably request, in order that the Company may be reasonably satisfied that such transfer of the Warrant, exercise of the Warrant and consequent issuance of Warrant Shares, or transfer of the Warrant Shares, as applicable, will not violate the registration and prospectus delivery requirements of the Act, or other applicable state securities laws.

11. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

12. Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. The Company shall not close its books against the transfer of this Warrant or any Warrant Shares in any manner which interferes with the timely exercise of this Warrant in accordance with the express terms hereof.

13. Governmental Filings and Approvals. The Company shall assist and cooperate with the Holder in making any required governmental filings or obtaining any required governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

14. Notices of Corporation Action. If, at any time prior to the Expiration Date of this Warrant and prior to its exercise in full, any one or more of the following events shall occur: (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of Common Stock of the Company or any Other Securities or property, or to receive any other right; (b) any capital reorganization of the Company, any reclassification or recapitalization of the Common Stock of the Company, any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person; (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or (d) any issuance of any additional shares of Common Stock (or Other Securities) other than Excepted Issuances, then in any such event, the Company will mail to each Holder a notice specifying (i) in respect of subsection (a) above, the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, (ii) in respect of subsection (b) or (c) above, the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, (iii) in respect of subsection (b) or (c) above, the date, if any such date is to be fixed, as of which the holders of record of shares of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the cash, capital stock or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction and (iv) in respect of subsection (d) above, the expected date of such issuance, together with a description of the Common Stock (or Other Securities) to be issued and the consideration to be received by the Company therefor. In respect of such notices described in clauses (i), (ii) and (iii) above, such notice shall be mailed at least thirty (30) days prior to the date therein specified; in respect of notices described in clause (iv) above, such notice shall be mailed as soon as is reasonably practicable under the attendant circumstances but in no event later than five (5) business days prior to the date therein specified.

15. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to: Shumate Industries, Inc., 1011 Beach Airport Road, Conroe, Texas 77301, Attn: President, CEO, telecopier number: (936) 539-2990, with a copy by telecopier only to: Indeglia & Carney, telecopier number: (949) 851-5940, Attn: Marc A. Indeglia and (ii) if to the Holder, to: Intervale Capital, LLC, 2800 Post Oak Boulevard, Suite 2000, Houston, Texas 77056, Attn: Curtis W. Huff, telecopier number: (713) 961-0361, with an additional copy by telecopier only to: Fulbright & Jaworski, L.L.P., telecopier number: (713) 651-5246, Attn: Gene G. Lewis. The Holder and the Company agree to promptly advise the other parties hereto of any change of address from that so set forth.

16. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Texas. Any dispute relating to this Warrant shall be adjudicated in Harris County, Texas. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

SHUMATE INDUSTRIES, INC.

By:
Name: Matthew C. Flemming
Title: Chief Financial Officer

WITNESS:

Exhibit A

FORM OF SUBSCRIPTION
(To be signed only on exercise of Warrant
pursuant to Section 1.2 or 1.3 of the Common Stock Purchase Warrant)

TO: SHUMATE INDUSTRIES, INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase ________ shares of the Common Stock covered by such Warrant (without giving effect to any adjustments thereof).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________ in the aggregate. Such payment takes the form of (check applicable box or boxes):

[___]	$__________ in lawful money of the United States (including certified or official bank check).

[___]	Cancellation of __________ Warrant Shares.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

(Address)

Exhibit B

FORM OF CASHLESS EXERCISE SUBSCRIPTION
(To be signed only on exercise of Warrant
pursuant to Section 1.8 of the Common Stock Purchase Warrant)

TO: SHUMATE INDUSTRIES, INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to exercise the attached Warrant with respect to ________ shares of the Common Stock covered by such Warrant pursuant to Section 1.8 of the Common Stock Purchase Warrant, and makes payment therefore in full by surrender and delivery of this Warrant. The calculations supporting this exercise are attached hereto.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

(Address)

Exhibit C

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferee” the right represented by the within Warrant to purchase the number of shares of Common Stock of SHUMATE INDUSTRIES, INC. to which the within Warrant relates specified under the heading “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of SHUMATE INDUSTRIES, INC. with full power of substitution in the premises.

Transferee	Number Transferred

The undersigned transferor represents and warrants to SHUMATE INDUSTRIES, INC. that the transfer(s) contemplated herein are in compliance with applicable securities laws.

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

Signed in the presence of:

(Name)
(Address)

ACCEPTED AND AGREED: (TRANSFEREE)

(Name)
(Address)